Exhibit 10.2

First Amendment to Purchase and Sale Contract

This Amendment, dated November 30, 2007, is executed by ResMed Corp., a Minnesota corporation (“Seller”), and Emri Properties, Inc., a California corporation (“Buyer”). This Amendment is executed with reference to the following facts:

A. Buyer and Seller have executed that certain Purchase and Sale Contract (“the Contract”), dated November 5, 2007, pertaining to the real property commonly known as 14040 Danielson Street, Poway, California 92066.

B. Buyer and Seller desire to amend the terms of the Contract, as provided herein.

In consideration of the above recitals and the mutual agreements stated below, the parties agree:

1. Closing Date. Section 1.3 of the Contract is deleted in its entirety and the following substituted therefor:

1.3 Closing Date. March 14, 2008.

2. Waiver of Conditions Precedent. Buyer hereby waives the conditions precedent in Sections 5.1.1 (title) and 5.1.2 (feasibility) of the Contract. Based upon such waiver, the 21- day period under Section 5.2.1 to obtain approval of Seller’s board of directors shall expire December 21,2007.

3. Confirmation. Except as amended hereby, the terms of the Contract are ratified and confirmed. Defined (capitalized) terms used in this Amendment shall have the same meanings as in the Contract, except as otherwise provided herein.

Seller:		Buyer:

ResMed Corp., a Minnesota corporation		Emri Properties, Inc., a California corporation

By	/s/ Corbet Lancaster	By
Print Name	Corbet Lancaster	Print name
Title	VP Finance, Americas	Title

First Amendment to Purchase and Sale Contract

This Amendment, dated November 30, 2007, is executed by ResMed Corp., a Minnesota corporation (“Seller”), and Emri Properties, Inc., a California corporation (“Buyer”). This Amendment is executed with reference to the following facts:

A. Buyer and Seller have executed that certain Purchase and Sale Contract (“the Contract”), dated November 5, 2007, pertaining to the real property commonly known as 14040 Danielson Street, Poway, California 92066.

B. Buyer and Seller desire to amend the terms of the Contract, as provided herein.

In consideration of the above recitals and the mutual agreements stated below, the parties agree:

1. Closing Date. Section 1.3 of the Contract is deleted in its entirety and the following substituted therefor:

1.3 Closing Date. March 14. 2008.

2. Waiver of Conditions Precedent. Buyer hereby waives the conditions precedent in Sections 5.1.1 (title) and 5.1.2 (feasibility) of the Contract. Based upon such waiver, the 21-day period under Section 5.2.1 to obtain approval of Seller’s board of directors shall expire December 21, 2007.

3. Confirmation. Except as amended hereby, the terms of the Contract are ratified and confirmed. Defined (capitalized) terms used in this Amendment shall have the same meanings as in the Contract, except as otherwise provided herein.

Seller:	Buyer:

ResMed Corp., a Minnesota corporation	Emri Properties, Inc., a California corporation

By	By	/s/ Robert Emri
Print Name	Print name	Robert Emri
Title	Title	President